AASGARD SMALL & MID-CAP FUND
Supplement dated October 21, 2021

No Load Class	AADGX

This supplement to the Prospectus and Statement of Additional Information, each dated July 29, 2021, supersedes and replaces the supplement dated October 13, 2021.

Coldstream Capital Management, Inc., the Advisor to the Aasgard Small & Mid-Cap Fund (the “Fund”), has recommended, and the Board of Trustees of Advisors Series Trust has approved, the liquidation and termination of the Fund. The decision was made to exit the fund business and offer this strategy solely through separate accounts, which will reduce expenses for investors continuing in the strategy.

The liquidation is expected to occur after the close of business on January 14, 2022. Prior to the liquidation date, the Fund will be converted to cash and cash equivalents. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective immediately, the Fund will no longer accept purchases of new shares. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by January 14, 2022, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to January 11, 2022 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-877-476-1909 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus and Statement of Additional Information for future reference.